MS P-2

                        SUPPLEMENT DATED JANUARY 23, 2008
                       TO THE PROSPECTUS DATED MAY 1, 2007
                       OF FRANKLIN MUTUAL SERIES FUND INC.

The prospectus is amended as follows:

I. The paragraph on the top of page 4 of the Prospectus is amended to read as follows:

      Each Fund may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, when, in the manager's opinion, it would be advantageous to the Fund to do so. Each Fund may also, from time to time, attempt to hedge against market risk using a variety of derivatives (together, "Hedging Instruments").

The fourth paragraph on page 22 of the Prospectus is amended to read as follows:

      The Fund may invest in foreign securities without limit. The Fund may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, when, in the manager's opinion, it would be advantageous to the Fund to do so. The Fund may also attempt, from time to time, to hedge against market risk using a variety of derivatives (together, "Hedging Instruments"),

 The last sentence of the third paragraph on page 34 of the Prospectus is amended to read as follows:

      The Fund may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, when, in the manager's opinion, it would be advantageous to the Fund to do so. The Fund may also attempt, from time to time, to hedge against market risk using a variety of derivatives (together, "Hedging Instruments"),

On page 45 of the Prospectus, the following paragraph is added as the second paragraph under the heading "Derivative Securities" and the paragraph thereafter is amended to read as follows:

      The Funds may also attempt, from time to time, to hedge against market risks by using derivative investments, which may include purchasing put options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price.

      Forward foreign currency exchange contracts and put options are considered derivative investments because their value and performance depend, at least in part, on the value and performance of an underlying asset. The Funds' investments in derivatives may involve a small investment relative to the amount of risk assumed. To the extent a Fund enters into these transactions, its success will depend on the manager's ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, the loss of any premium paid to enter into the transaction, delivery failure or default by any other party, or inability to close out a position because the trading market became illiquid.

                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.